Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure of fair value measurement [Abstract]
Financial instruments	Financial instruments
The Company’s financial assets and liabilities consist of cash and cash equivalents, accounts receivable, loan receivable, long-term investments, accounts payable and accrued liabilities, fuel derivative contracts, interest rate swaps, and long-term debt.

Fair values

The Company’s financial assets and liabilities are classified based on the lowest level of input significant to the fair value measurement based on the fair value hierarchy:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.
As at December 31, 2020, the Company’s financial assets and liabilities measured at fair value are categorized as follows:

	As at December 31, 2020		As at December 31, 2019
	Level 1	Level 2	Level 1	Level 2
	$	$	$	$

Long-term investments (Note 8)	9,354	—	2,816	—
Fuel derivative contracts (Note 14)	—	4,600	—	(1,292)
Interest rate swaps (Note 14)	—	(2,059)	—	(1,504)

The fair value of the Company’s long-term investments were determined using market quotes from an active market for each investment.

The fair value of the Company's fuel derivative contracts and interest rate swaps were determined using prevailing market rates for instruments with similar characteristics.

The fair value of the Company's long-term debt also approximates its carrying value as it has a floating interest rate and the Company's credit spread has remained approximately consistent. The fair value of the Company's other financial instruments approximate their carrying value due to their short-term nature.

Capital risk management

The Company’s objectives when managing its capital is to ensure it will be able to continue as a going concern while maximizing the return to shareholders including the payment of dividends. The selling price of gold and minimizing production costs and capital expenditures are key factors in helping the Company reach its capital risk management objectives. The capital structure of the Company includes shareholders’ equity and debt.

Credit risk

As at December 31, 2020, the Company’s maximum exposure to credit risk was the book value of cash and cash equivalents, accounts receivable, value added and other taxes receivable, loans receivable and the carrying value of its derivative portfolio. The Company limits its credit exposure on cash and cash equivalents by holding its deposits mainly with high credit quality financial institutions as determined by credit rating agencies.

Liquidity risk

The Company manages its liquidity risk through its budgeting and forecasting process. Budgets are prepared annually and forecasts are prepared and reviewed on a regular basis, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described above.

As at December 31, 2020, the Company had cash and cash equivalents of $480 million. Cash provided by operating activities totalled $951 million for the year ended December 31, 2020. As at December 31, 2020, the Company had a $600 million revolving credit facility of which the entire balance of $600 million is undrawn.

As at December 31, 2020, the Company had drawn down the full amount under its equipment loan facilities at Fekola and Masbate.
As at December 31, 2020, the Company’s significant commitments are disclosed in the table below. In addition, significant commitments are disclosed in Note 9 for debt repayments and Note 21 for capital expenditure commitments.

	2021	2022	2023	2024	2025	Total
	$	$	$	$	$	$

Accounts payable and accrued liabilities	89,062	—	—	—	—	89,062
Derivative liabilities	2,059	—	—	—	—	2,059
Fekola equipment loan facilities:
Principal	26,301	19,392	11,101	8,965	7,267	73,026
Interest (estimated)	3,230	1,953	1,143	631	170	7,127
Masbate equipment loan facility:
Principal	3,513	3,076	766	106	—	7,461
Interest (estimated)	397	167	26	2	—	592
Lease liabilities
Principal	3,955	3,204	2,678	2,186	1,377	13,400
Interest (estimated)	29	12	—	—	—	41
	128,546	27,804	15,714	11,890	8,814	192,768

Capital expenditure commitments	35,576	33,660	—	—	—	69,236
Commitment fees on revolving credit facility	2,869	2,869	1,489	—	—	7,227
Employee future benefits	179	179	179	179	179	895
Other liabilities	6,925	—	—	—	—	6,925
	174,095	64,512	17,382	12,069	8,993	277,051

Market risk

Market risk includes currency and price risk.

The Company’s operations in foreign countries are subject to currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in United States dollars and incurs expenses in European euros, CFA francs, Namibian dollars, South African rand, Philippine pesos, United States dollars, Canadian dollars and Colombian pesos. As these exchange rates fluctuate against the United States dollar, the Company will experience foreign exchange gains and losses.

The Company also holds cash and cash equivalents that are denominated in non-United States dollar currencies which are subject to currency risk. As at December 31, 2020, $368 million of the Company’s $480 million in cash and cash equivalents was held in United States dollars. A 10% movement in foreign exchange rates versus the United States dollar would result in approximately a $11 million change in the Company’s cash position.

The Company maintains a portfolio of fuel derivatives and LIBOR denominated interest rate swaps that are measured at FVTPL. A 10% change in the forward price of fuel would result in a $5 million change in the value of the fuel derivative portfolio. A 10% change in interest rates would result in an insignificant change in the value of the Company's interest rate swaps.